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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770) 442-9707

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

Exhibit No.	Description
99.1	Press Release dated April 26, 2004 announcing the results for the first quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

        On April 26, 2004, First Horizon Pharmaceutical Corporation issued a press release announcing its results for the quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION (Registrant)
By:	/s/ DARRELL BORNE
Name:	Darrell Borne
Title:	Chief Financial Officer

Date: April 26, 2004

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Exhibits

Exhibit No.	Description
99.1	Press Release dated April 26, 2004 announcing the results for the first quarter ended March 31, 2004.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibits